Eaton Vance Growth Fund
                 Supplement to Prospectus dated January 1, 1999

                        Eaton Vance Information Age Fund
                   Eaton Vance Worldwide Health Sciences Fund
                 Supplement to Prospectus dated January 1, 1999


1. The address of the Fund and Eaton Vance Management (including its affiliates) is as follows:

     The Eaton Vance Building
     255 State Street
     Boston, MA  02109

     Telephone numbers remain the same.

2. Service fees will now be paid from the time of sale of Class A shares of Eaton Vance Growth Fund and Eaton Vance Information Age Fund and the Class B shares of all Funds. This will result in slightly higher Total Operating Expenses for these classes than that shown in the "Annual Fund Operating Expenses" table in each Fund Summary.

3.   The  following  replaces  "Distribution  and  Service  Fees"  under  "Sales
     Charges":

     Distribution and Service Fees. Class A shares of Health Sciences Fund, and Class B and Class C shares of all Funds have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees of 0.75% of average daily net assets annually. Class A shares of Health Sciences Fund pay a distribution fee of 0.25% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. All Classes (except Class A of Health Sciences Fund) pay service fees for personal and/or account services equal to 0.25% of average daily net assets annually.

     The distribution fees paid by Class B and Class C shares are subject to termination when payments under the Rule 12b-1 plans are sufficient to extinguish uncovered distribution charges. As described more fully in the Statement of Additional Information, uncovered distribution charges of a Class are increased by sales commissions payable by the Class to the principal underwriter in connection with sales of shares of that Class and by an interest factor tied to the U.S. Prime Rate. Uncovered distribution charges are reduced by the distribution fees paid by the Class and by CDSCs paid to the Fund by redeeming shareholders. The amount of the sales commissions payable by Class B to the principal underwriter in connection with sales of Class B shares is significantly less than the maximum permitted by the sales charge rule of the National Association of Securities Dealer, Inc. To date, neither Class B nor Class C uncovered distribution charges have been fully covered.

4.   The  following  replaces   "Withdrawal  Plan"  under  "Shareholder  Account
     Features":

     Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they do not in the aggregate exceed 12% annually of the account balance at the time the plan is established. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are subject to an initial sales charge, you should not make withdrawals from your account while you are making purchases.


October 12, 1999                                                      GFIAHSPS/2